Exhibit 10.66

                             ASSET PLEDGE AGREEMENT


                                                          Date: October 31, 2001


TO:  Robert Farias


PLEDGE OF ASSET

      To induce you Robert Farias, a Texas resident, 513 Sunrise Trail, Dripping Springs, Texas 78620 (hereinafter "You"), to provide the services to facilitate the sale of that certain property of Adhesive Software, Inc. pursuant to the Service Agreement, dated, October 31, 2001, to us as evidenced by our Promissory Note by and between VERTICAL COMPUTER SYSTEMS, INC., a Delaware corporation ("Company") and you in that amount dated the date of this Agreement (hereinafter the "Asset Pledge Agreement"), and payable to your order pursuant to the schedule set forth therein (the "Note", which term will include any amendments thereto and substitutions therefor), and in consideration of your services in facilitating the sale of that certain property of Adhesive Property pursuant to the Services Agreement, and to secure payment of all amounts owing under the Note and this Asset Pledge Agreement and performance of all of our other obligations under the Note and under this Asset Pledge Agreement, the undersigned hereby pledge to you and grant you a security interest in that certain technology developed by Adhesive Software and known as "siteflash" (hereinafter the "Siteflash Technology") .

DEFINITION OF COLLATERAL;

      The term "Collateral" means (i) the Siteflash Technology, and (ii) any cash, securities or other property paid or otherwise distributed on, with respect to, or in exchange for any Collateral. Upon default under this Asset Pledge Agreement, you may at any time transfer the Collateral into your name or the name of your nominee.

WARRANTIES

      We hereby warrant to you that:

     a. The Company is duly incorporated and validly existing under the laws of the State of Delaware;

     b. We have taken all necessary corporate action to authorize the execution, delivery and performance of this Asset Pledge Agreement and the Note, which constitute our legally binding obligations;

PROHIBITION ON TRANSFER OF COLLATERAL

      We agree that we will not sell, transfer, assign or encumber any of our rights in any of the Collateral or grant any rights in or to any of the Collateral except pursuant to this Asset Pledge Agreement. Notwithstanding the foregoing, you acknowledge and agree that, provided we are not in Default of this Agreement, we shall have the express right (a) in our sole and absolute discretion, to commercially exploit the Siteflash Technology, in any manner, or refrain therefrom and to enter into any contracts with respect thereto; (b) to collect, receive, and retain any revenues derived from our commercial exploitation of the Siteflash Technology for our own benefit.


                             ASSET PLEDGE AGREEMENT
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FURTHER ASSURANCES

      We will, at our expense, take or cause to be taken such action and execute and deliver or cause to be executed and delivered such additional agreements and documents as you may request in connection with this Asset Pledge Agreement or any of the Collateral or to perfect your security interest in any of the Collateral, including, without limitation, delivering any Collateral to you and executing and filing financing and other statements under the Uniform Commercial Code in effect in any state; and we hereby authorize you to sign any such agreement or document or statement on our behalf and to file any such statement with or without our signature.


DEFAULT

      Upon a default under any of the provisions of the Note, or if any warranty by us hereunder is incorrect, or if we fail to perform any of our obligations under this Agreement (any such default or breach of warranty or failure being herein called "a default under this Asset Pledge Agreement"), you may, without notice, take such action as you deem advisable with respect to the Collateral, including, without limitation, selling any of the Collateral at public or private sale on such terms as you deem appropriate; and you are also authorized as our attorney-in-fact to endorse or otherwise effect the transfer of any of the Collateral. At any such sale you may be the purchaser.

REMEDIES; ORDER OF PURSUIT

      You shall not be required to resort to or pursue any of your rights or remedies under or with respect to any other agreement or any other collateral before pursuing any of your rights or remedies under this Asset Pledge
Agreement. You may pursue your rights and remedies in such order as you determine, and the exercise by you of any right or remedy will not preclude your exercising any other right or remedy.

DELAY; WAIVER

      The failure or delay by you in exercising any of your rights hereunder or with respect to the Note or any other collateral securing the Note in any instance shall not constitute a waiver thereof in that or any other instance. You may waive your rights only by an instrument in writing signed by you.

EXPENSES

      We agree to pay on demand (a) all expenses (including, without limitation, legal fees and disbursements) incurred by you in connection with the negotiation and preparation of this Asset Pledge Agreement and the perfection of your security interest in any of the Collateral, and (b) all expenses of enforcing the provisions of this Asset Pledge Agreement and your rights against any of the Collateral, including, without limitation, expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

WHERE TO MAKE PAYMENTS

      All payments under this Asset Pledge Agreement shall be made in lawful currency of the United States of America in immediately available funds at the address as provided in the Note, or in such other manner or at such other place as you shall designate in writing.


                             ASSET PLEDGE AGREEMENT
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NOTICES

      Unless otherwise specified, all notices or other communications required herein must be in writing and will be deemed to have been duly served if hand delivered, sent by first class mail postage prepaid and properly addressed, return receipt requested, or sent by overnight delivery. Notices shall be delivered to the address of each party as set forth above or as otherwise designated by the respective party, as the case may be. All notices to Farias shall be addressed to Robert Farias at 3436 Verdugo Road, Suite 250, Glendale, CA 91208.

GOVERNING LAW; AGENT FOR SERVICE OF PROCESS

      This Asset Pledge Agreement and your rights and our obligations hereunder shall be governed by and construed in accordance with the law of the State of California. You and we agree that any legal action or proceeding with respect to this Asset Pledge Agreement or any of the Collateral may be brought in the courts of the State of California and of the United States having jurisdiction in the County of Los Angeles and State of California and for the purpose of any such legal action or proceeding, shall be subject to the exclusive jurisdiction of such courts. For purposes of any proceeding involving this Asset Pledge Agreement, we hereby irrevocably appoint Gary L. Blum, Esq., 3278 Wilshire Blvd., #603, Los Angeles, CA 90010, our agent to receive service of process for us and on our behalf.

      We will at all times maintain an agent to receive service of process in California, on our behalf with respect to this Asset Pledge Agreement, and in the event that, for any reason, the agent named above or any successor agent shall no longer serve as our agent to receive service of process in California, we shall promptly appoint a successor and advise you thereof.

AMENDMENT

      This Asset Pledge Agreement may only be amended by an instrument in writing signed by you and us.


                                    Very truly yours,

                                     PLEDGEE

                                    ROBERT FARIAS

                                    ------------------------------------------
                                    By


                                     PLEDGOR

                  AGREED:
                                    VERTICAL COMPUTER SYSTEMS, INC.

                                    /s/ Richard Wade
                                    ------------------------------------------
                                    By: Richard Wade, President




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